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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 25, 2008


                             SEMOTUS SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


            NEVADA                       0-21069                  36-3574355
  (State or other jurisdiction         (Commission            (I.R.S. Employer
of incorporation or organization)      File Number)          Identification No.)


               718 University Ave., Suite 202 Los Gatos, CA 95032
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               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 399-6120
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              (Registrant's Telephone Number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
           RULE OR STANDARD; TRANSFER OF LISTING.

On February 25, 2008, Semotus Solutions, Inc. ("we" or "our") received a written notice from the Staff of the Amex advising that an American Stock Exchange ("Amex") hearing panel had affirmed the Staff's determination to delist our common stock from the Amex (as previously reported on our SEC Form 10QSBs for the quarters ending June 30, 2006 and 2007, September 30, 2006 and 2007, December 31, 2006 and 2007, Form 10KSB for the year ended March 31, 2007, and Form 8-Ks filed on July 18, 2006, August 25, 2006 and December 21, 2007), based on our noncompliance with certain Amex listing standards, in that:

     o We had shareholders' equity of less than $4 million and had sustained losses from continuing operations and net losses in three of our four most recent fiscal years, as a result of which we were not in compliance with Section 1003(a)(ii) of the Amex Company Guide; and

     o We had shareholders' equity of less than $6 million and had sustained losses from continuing operations and net losses in our five most recent fiscal years, as a result of which we were not in compliance with Section 1003(a)(iii) of the Amex Company Guide.

The notice provided that the Amex would suspend trading in our common stock as soon as practicable and would file as soon as practicable an application with the Securities and Exchange Commission ("SEC") to remove our common stock from listing and registration on the Amex.

We have proceeded to have our stock trade on the OTC Bulletin Board ("OTCBB"), under a new stock symbol. We expect that this will happen, pending final approval by the OTCBB.


ITEM 8.01. OTHER EVENTS.


Upon delisting of our securities from Amex, the following additional consequences may occur:

     o Certain institutional investors have policies against investments in bulletin board companies and other investors may refrain from purchasing our securities because they are no longer listed on a national securities exchange; and/or

     o Our ability to sell our equity and debt securities in direct or underwritten offerings will be more limited in numerous states because it will no longer benefit from state exemptions from registration based upon our listing on the Amex.

This report contains forward-looking statements that can be identified by such terminology such as "believes," "expects," "potential," "plans," "suggests," "may," "should," "could," "intends," or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. In particular, management's expectations regarding our ability to continue having our common stock quoted on the OTCBB following the Amex's filing of a delisting application with the SEC could be affected by, among other things, compliance with applicable quotation requirements of the OTCBB. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

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On February 29, 2008, we issued a press release announcing the matters discussed above. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits. The following exhibits are filed with this report:


Exhibit
Number    Description                             Location
-------   -----------                             --------

99.1      Press Release dated February 29, 2008.  Filed electronically herewith.

















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             SEMOTUS SOLUTIONS, INC.

     Date: February 29, 2008                 By: /s/ Anthony N. LaPine
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                                                 Anthony N. LaPine,
                                                 Chief Executive Officer